NUVEEN EQUITY INDEX FUND

SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014

Walter A. French has announced that he will retire from Nuveen Asset Management, LLC (“Nuveen Asset Management”) on September 30, 2014. He will continue to act as a portfolio manager for Nuveen Equity Index Fund (the “Fund”) until that time.

Effective September 30, 2014, Michael Lindh, CFA, will be added to the Fund as co-portfolio manager. Mr. Lindh entered the financial services industry in 1981 and joined Nuveen Investment Solutions, a subsidiary of Nuveen Asset Management, in 2001 and assumed the role of head trader in 2002. Previously, he was a principal and senior quantitative analyst at Harris Investment Management.

David A. Friar will continue to serve as portfolio manager for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-EIXS-0814P